UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     April 14, 2004



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                                1-9532            13-1964841
(State or other jurisdiction         (Commission       (IRS Employer
 of Incorporation)                    File Number)      Identification Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

     Exhibit No.           Description

      99.1                 Press Release, dated April 14, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 14, 2004, Audiovox Corporation issued a press release reporting fiscal first quarter 2004 results. A copy of the press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUDIOVOX CORPORATION




Dated:  April 16, 2004                      By:/s/Charles M. Stoehr
                                               --------------------------------
                                                Charles M. Stoehr
                                                Senior Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.                Description

  99.1         Press  Release,  dated  April 14, 2004  announcing  results for fiscal first quarter 2004.











































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